Note 7 - Credit Agreement (Details) - Wells Fargo Preferred Capital, Inc. - USD ($) $ in Millions			9 Months Ended
	Sep. 30, 2018	Dec. 31, 2017	Sep. 30, 2018
Line of Credit Facility, Initiation Date			Sep. 11, 2009
Line of Credit Facility, Description			the Company entered into a credit facility with Wells Fargo Preferred Capital, Inc. The credit agreement provides for borrowings of up to $100.0 million or 70% of the Company's net finance receivables (as defined in the credit agreement), whichever is less
Line of Credit Facility, Borrowing Capacity, Description			The credit agreement provides for borrowings of up to $100.0 million or 70% of the Company's net finance receivables (as defined in the credit agreement), whichever is less
Line of Credit Facility, Commitment maturity date			Sep. 11, 2019
Line of Credit Facility, Current Borrowing Capacity	$ 100.0	$ 91.8	$ 100.0
Line of Credit Facility, Interest Rate Description	5.32%	4.49%